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                                                                   Exhibit 10.21


                               DEED OF ASSIGNMENT
                               ------------------


BETWEEN:


Telxon Corporation of 3330 West Market Street, P.O. Box 5582, Akron, OH 44334-0582, U.S.A. (the "Assignor")

and

Aironet Wireless Communications, Inc. of 3875 Embassy Parkway, OH 44334-0292, U.S.A. (the "Assignee")

In consideration of the sum of NIS 10.00 (Ten New Israel Shekels) paid to us, the Assignor, we hereby assign, transfer and set over to the Assignee, all of our right, title and interest in and to Israel Patent Application No. 127628 for "Cellular System Hand-Off Protocol"

And we, the said Assignee, hereby accept the said assignment.


IN WITNESS WHEREOF WE HAVE SET OUR HAND

THIS 4th DAY OF AUGUST, 1999

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Assignor                             Telxon Corporation
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signature                            /s/Glenn S. Hansen
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name of person signing               Glenn S. Hansen
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                                     Vice President,
position of person signing         Legal Administration
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Assignee                     Aironet Wireless Communications, Inc.
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signature                            /s/Roger J. Murphy
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name of person signing               Roger J. Murphy
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position of person signing           President and CEO
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